UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): April 30, 2026

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fisal Year.

On April 30, 2026, the stockholders of Boston Scientific Corporation (the “Company”), at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), approved amendments (the “Charter Amendments”) to the Company’s Third Restated Certificate of Incorporation, as described in the Company’s definitive proxy statement for the Annual Meeting filed on March 18, 2026 (the “Proxy Statement”) to (a) eliminate supermajority voting provisions contained therein, as well as to eliminate certain inoperative provisions and implement other clarifying and correcting changes, and (b) provide for exculpation of certain of our officers in certain circumstances as permitted by Delaware law. The Charter Amendments became effective upon the filing of the Company’s Fourth Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 5, 2026.

The foregoing summary of the Charter Amendments is qualified in its entirety by reference to the complete text of the Fourth Restated Certificate of Incorporation of the Company, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)The Company held the Annual Meeting on April 30, 2026, in a virtual-only format via live webcast.

(b) The final voting results for each matter submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

(1) All 10 director nominees were elected to the Board for a one-year term, to hold office until the Company’s 2027 Annual Meeting of Stockholders and until their successors have been elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
David C. Habiger	1,037,805,652	169,730,106	2,858,635	81,271,529
Edward J. Ludwig	1,156,469,560	50,835,636	3,089,197	81,271,529
Michael F. Mahoney	1,113,612,016	93,613,027	3,169,350	81,271,529
Jessica L. Mega	1,196,020,676	11,532,045	2,841,672	81,271,529
Susan E. Morano	1,171,890,417	35,662,932	1,841,044	81,271,529
Cheryl Pegus	1,195,889,562	11,653,832	2,850,999	81,271,529
Cathy R. Smith	1,117,908,896	88,044,911	4,440,586	81,271,529
Christophe P. Weber	1,205,365,637	2,260,256	2,768,500	81,271,529
David S. Wichmann	1,198,736,185	8,393,038	3,265,170	81,271,529
Ellen M. Zane	1,150,092,668	56,753,553	3,548,172	81,271,529

(2) The stockholders approved, on an advisory basis, the compensation of the Company’s “Named Executive Officers” as disclosed in the Company’s proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
1,096,889,576	110,645,813	2,859,004	81,271,529

(3) The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.

For	Against	Abstain	Broker Non-Votes
1,169,955,769	116,874,243	4,835,910	0

(4) The stockholders approved the amendment of the Company’s Employee Stock Purchase Plan to increase the number of shares reserved for issuance.

For	Against	Abstain	Broker Non-Votes
1,205,130,032	2,818,667	2,445,694	81,271,529

(5) The stockholders approved the amendment of the Company’s Third Restated Certificate of Incorporation to remove supermajority voting provisions.

For	Against	Abstain	Broker Non-Votes
1,189,271,431	17,774,053	3,348,909	81,271,529

(6) The stockholders approved the amendment of the Company’s Third Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law.

For	Against	Abstain	Broker Non-Votes
1,057,086,923	150,458,633	2,848,837	81,271,529

(7) The stockholders did not approve the amendment of the Company’s Third Restated Certificate of Incorporation and Amended and Restated By-Laws to permit stockholders owning not less than 25% of the Company’s common stock to call a special meeting of stockholders.

For	Against	Abstain	Broker Non-Votes
1,095,371,430	20,945,183	94,077,780	81,271,529

(8) The stockholders did not approve the stockholder proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting.”

For	Against	Abstain	Broker Non-Votes
516,140,863	689,739,605	4,513,925	81,271,529

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

3.1 Fourth Restated Certificate of Incorporation of Boston Scientific Corporation

10.1 Boston Scientific Corporation Employee Stock Purchase Plan, Amended and Restated effective as of July 1, 2026

104 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 5, 2026	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary